SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C.  20549

                               Form 8-K


               Current Report Pursuant to Section 13 or
             15(d) of the Securities Exchange Act of 1934


           Date of Report (Date of earliest event reported)
                            MARCH 24, 1999



                       ATMOS ENERGY CORPORATION
        (Exact Name of Registrant as Specified in its Charter)



       TEXAS AND VIRGINIA            1-10042           75-1743247
 -------------------------------   ------------   -------------------
 (State or Other Jurisdiction      (Commission     (I.R.S. Employer
 of Incorporation Organization)    File Number)   Identification No.)

 1800 THREE LINCOLN CENTRE, 5430
 LBJ FREEWAY, DALLAS, TEXAS                              75240
 -------------------------------                  -------------------
 (Address of Principal Executive                       (Zip Code)
 Offices)

          Registrant's Telephone Number, Including Area Code
                            (972) 934-9227
                            --------------

     ------------------------------------------------------------
     (Former Name or Former Address, if Changed Since Last Report)




 ITEM 5.  OTHER EVENTS.

      On March 24, 1999, Atmos Energy Corporation announced in a news release that it had entered into a settlement of the case of Brian
 L. Heard General Contractor v. Trans Louisiana Gas Company, a division of Atmos Energy Corporation.



 ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

           (c)  Exhibits

                99.1 News  Release of Atmos Energy Corporation dated
                     March 24, 1999.





                               SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    ATMOS ENERGY CORPORATION
                                         (Registrant)



 DATE:  March 26, 1999            By: /s/ GLEN A. BLANSCET
                                          Glen A. Blanscet
                                          Vice President, General
                                          Counsel and Corporate Secretary




                            EXHIBIT INDEX

 Item Number                   Description                     Page

     99.1 News Release of Atmos Energy Corporation dated March 24, 1999